Financial Instruments	6 Months Ended
Jun. 30, 2026
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments	FINANCIAL INSTRUMENTS
Fair values
We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.

The Company's maximum exposure to credit risk is represented by the carrying amounts of the financial assets included in the financial instruments presented below.

The carrying values and estimated fair values of our financial instruments at June 30, 2026 and December 31, 2025 are as follows:

		June 30, 2026		December 31, 2025
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents (1) (2)	Level 1	870,474	870,474	1,151,221	1,151,221
Restricted cash (1) (3)	Level 1	37,987	37,987	64,196	64,196
Trade accounts receivable and accrued income (3) (4)	Level 1	65,167	65,167	35,518	35,518
Interest receivable from money-market deposits and bank accounts (3)	Level 1	2,207	2,207	3,353	3,353
Receivable from IRS derivatives (3)	Level 1	116	116	269	269
Trade accounts payable (3) (5)	Level 1	(39,825)	(39,825)	(123,605)	(123,605)
Current portion of long-term debt and short-term debt (3) (6) (7)	Level 2	(255,207)	(255,207)	(305,037)	(305,037)
Long-term debt (6) (7)	Level 2	(1,087,500)	(1,087,500)	(1,125,000)	(1,125,000)
Long-term debt - 2024 Unsecured Bonds (6) (8)	Level 1	(300,000)	(305,241)	(300,000)	(299,511)
Long-term debt - 2025 Senior Unsecured Notes (6) (8)	Level 1	(500,000)	(506,630)	(500,000)	(481,325)
Long-term debt - 2025 Convertible Bonds (6) (9) (10)	Level 2	(575,000)	(652,286)	(575,000)	(555,473)
Derivatives:
Oil and gas derivative instruments (11)	Level 2	8,101	8,101	12,726	12,726
Asset on IRS derivatives (12)	Level 2	12,141	12,141	2,551	2,551
(1) These instruments carrying value are highly liquid and deemed reasonable estimates of fair value.
(2) Included within cash and cash equivalents of $870.5 million and $1,151.2 million are $657.6 million and $920.5 million held in short-term money-market deposits as of June 30, 2026 and December 31, 2025, respectively. During the six months ended June 30, 2026 and 2025, we earned interest income on short-term money-market deposits of $19.2 million and $12.9 million, respectively.

(3) These instruments are considered to be equal to their estimated fair value because of their near term maturity.

(4) As of June 30, 2026 and December 31, 2025, trade receivables and accrued income totaled to $65.2 million and $35.5 million, respectively, primarily relates to amounts due from bp under the Gimi LOA. bp is a publicly listed, investment-grade counterparty with no prior history of default. Accordingly, we consider the credit risk associated with this balance to be remote as of June 30, 2026.

(5) As of June 30, 2026, trade payables primarily comprised of amounts payable related to the FLNG Esperanza conversion, FLNG Hilli's redeployment and operations and FLNG Gimi's carry-over commissioning works of $21.7 million, $11.6 million and $0.6 million, respectively (December 31, 2025: $91.0 million, $14.1 million and $5.0 million, respectively).

(6) Our debt obligations are recorded at amortized cost. The amounts presented in the table above are gross of the deferred financing costs of $42.3 million and $47.0 million at June 30, 2026 and December 31, 2025, respectively (note 15).

(7) The estimated fair values for both the floating long-term debt and short-term debt are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly basis.

(8) The estimated fair values of our 2024 Unsecured Bonds and 2025 Senior Unsecured Notes are based on their quoted market prices as of the balance sheet date (note 15).

(9) The estimated fair value of our 2025 Convertible Bonds reflects observable market inputs and is classified as Level 2 in the fair value hierarchy (note 15).

(10) Interest expense for the six months ended June 30, 2026 related to the 2025 Convertible bond consisted of $8.0 million of contractual interest and $1.0 million of amortization of deferred financing costs. Interest expense for the comparative period ended June 30, 2025 was $44,000, representing one day of interest following issuance of the 2025 Convertible Bonds on June 30, 2025.

(11) The fair value of the oil and gas derivative instruments, which are presented on a gross basis (none of which have been designated as hedges), is determined using the estimated discounted cash flows of the additional payments due to us as a result of oil and gas prices moving above the contractual floor price over the remaining term of the LTA. Significant inputs used in the valuation of the oil and gas derivative instruments include the Euro/U.S. Dollar exchange rates based on the forex forward curve for the gas derivative instrument and management’s estimate of an appropriate discount rate and the length of time necessary to blend the long-term and short-term oil and gas prices obtained from quoted prices in active markets. The cash flows in relation to the settlement of these derivative instruments are presented within “operating activities” in the condensed consolidated statements of cash flows.

(12) The fair value of certain derivative instruments, which are presented on a gross basis (none of which have been designated as hedges), is the estimated amount that we would receive or pay to terminate the agreements at the balance sheet date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties. The credit exposure of certain derivative instruments is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements. The cash flows in relation to the settlement of these derivative instruments are presented within “operating activities” in the condensed consolidated statements of cash flows.

(13) The following methods and assumptions were used to estimate the fair value of our other classes of financial instruments:

•the carrying values of loan receivables and working capital facilities approximate fair values because of the near-term maturity of these instruments (notes 11, 17 and 20). These instruments are classified within Level 1 of the fair value hierarchy.

As of June 30, 2026, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for SOFR as summarized below:

Instrument	Notional value (in thousands of $)	Maturity date	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	581,250	November 2032	3.43%